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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K
                             ______________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 22, 2006

                                  PROTEO, INC.

             (Exact name of registrant as specified in its charter)

           NEVADA                       000-32849                88-0292249
(State of other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

              2102 BUSINESS CENTER DRIVE, IRVINE, CALIFORNIA 92612
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (949) 253-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
                             ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                  -------------------------------------------

         On December 22, 2006, the Registrant entered into a Common Stock Purchase Agreement (the "Agreement") with FIDEsprit AG, a Swiss corporation (the "Investor"). Pursuant to the Agreement, the Registrant is issuing and selling to the Investor 1,500,000 shares of the Registrant's common stock at a purchase price of $0.60 per share, for an aggregate purchase price $900,000. In payment of the purchase price, the Investor has delivered to the Registrant a promissory note in the principle amount of $900,000. The promissory note does not bear any interest, and is payable in five installments of $180,000, with the first payment due on the date the shares are issued followed by four quarterly payments commencing on March 31, 2007. The promissory note is guaranteed by Axel
J. Jutscher, the managing director of the Investor.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.
                  ----------------------------------------

         On December 22, 2006 the Registrant entered into the Agreement described in Item 1.01 above. Pursuant to the Agreement the Registrant will issue to the Investor 1,500,000 shares of common stock in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of the exemption under Regulation S promulgated thereunder.

9.01              FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

         (c) Exhibits. The following materials are filed as exhibits to this Current report on Form 8-K:

         Exhibit  Number
         -------  ------
         10.5     Common Stock Purchase Agreement
         10.6     Promissory Note



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PROTEO, INC.


Date: December 22, 2006                         By:      /s/ BIRGE BARGMANN
                                                         -----------------------
                                                         Birge Bargmann
                                                         Chief Executive Officer